Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Retrophin, Inc. (the “Company”), for the period ended December 31, 2013 (the “Report”), the undersigned officer of the Company hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 9, 2015	/s/ Stephen Aselage
Stephen Aselage
Chief Executive Officer
(Principal Executive Officer)